UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2021

EUROPEAN WAX CENTER, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40714	86-3150064
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5830 Granite Parkway, 3rd Floor
Plano, Texas		75024
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 264-8123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EWCZ	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 22, 2021, the Board of Directors (the “Board”) of European Wax Center, Inc. (the “Company”) increased the size of the Board from six to seven members and elected Nital Scott as a director of the Company to fill the vacancy on the Board, effective immediately. Ms. Scott will serve as a Class II director of the Company with a term expiring at the Company’s 2023 annual meeting. The Board also appointed her to the Audit Committee of the Board.

In connection with her election and service on the Board, Ms. Scott will be granted a restricted stock unit award valued at $187,500 under the Company’s 2021 Omnibus Incentive Plan, with $125,000 of such award to vest in four equal quarterly installments and the remaining amount to vest in eight equal quarterly installments, assuming continued service as a director.

Ms. Scott also entered into an indemnification agreement with the Company in the same form as its other directors have entered, which is filed as Exhibit 10.5 to the Company’s Registration Statement on Form S-1 filed on July 28, 2021 (Registration No. 333-257874).

There are no arrangements or understandings between Ms. Scott and any other persons pursuant to which she was selected as a director of the Company. There are no transactions between Ms. Scott, on the one hand, and the Company on the other, that would be required to be reported under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

A copy of the news release announcing the election of Ms. Scott to the Board is filed as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description
99.1	News release announcing the election of Nital Scott as a director of European Wax Center, Inc. issued on November 29, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EUROPEAN WAX CENTER, INC.

Date:	November 29, 2021	By:	/s/ GAVIN M. O'CONNOR
Name: Gavin M. O'Connor Title: Chief Legal Officer and Corporate Secretary